Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	September 30, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 174.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 24.9%
Amsurg
TBD% due 04/28/2028 «		$2,581	$1,953
16.394% due 04/29/2027		1,535	1,831
AmSurg LLC 0.500% - 13.250% (PRIME + 2.750%) due 07/10/2026 «~		197	197
Diamond Sports Group LLC TBD% - 15.412% due 05/25/2026		1,293	673
Forbes Energy Services LLC TBD% due 12/31/2023 «		80	0
Gateway Casinos & Entertainment Ltd.
13.496% due 10/15/2027		1,102	1,106
13.498% due 10/18/2027	CAD	240	177
Incora TBD% - 13.917% due 03/01/2024 «		$1,086	1,123
Intelsat Jackson Holdings SA 9.772% due 02/01/2029		611	610
Lealand Finance Co. BV 8.431% due 06/28/2024 «		7	5
Lealand Finance Co. BV (6.431% Cash and 3.000% PIK) 9.431% due 06/30/2025 (c)		67	37
Market Bidco Ltd. 10.144% due 11/04/2027	GBP	1,039	1,231
MPH Acquisition Holdings LLC 9.916% (LIBOR03M + 4.250%) due 09/01/2028 ~		$199	188
Oi SA TBD% - 14.000% due 09/07/2024 µ		445	445
Poseidon Bidco SASU 9.205% - 9.222% (EUR003M + 5.250%) due 07/25/2028 ~	EUR	1,000	1,060
Promotora de Informaciones SA 8.655% (EUR003M + 4.970%) due 06/30/2026 «~		1,800	1,898
PUG LLC 8.931% due 02/12/2027		$6	5
Softbank Vision Fund 5.000% due 12/21/2025 «		640	599
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	2,519	1,204
Syniverse Holdings, Inc. 12.390% due 05/13/2027		$2,076	1,840
Team Health Holdings, Inc. 8.181% (LIBOR01M + 2.750%) due 02/06/2024 ~		1,074	1,052
U.S. Renal Care, Inc. 10.607% due 06/20/2028		1,596	1,069
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		529	397
Windstream Services LLC 11.666% due 09/21/2027		232	224

Total Loan Participations and Assignments (Cost $20,944)			18,924

CORPORATE BONDS & NOTES 36.0%
BANKING & FINANCE 11.8%
Adler Financing SARL (12.500% PIK) 12.500% due 06/30/2025 (c)	EUR	107	121
ADLER Real Estate AG 3.000% due 04/27/2026		1,300	1,067
Agps Bondco PLC
4.625% due 01/14/2026 ^(d)		800	354
5.000% due 04/27/2027 ^(d)		100	37
Ambac Assurance Corp. 5.100% due 12/31/2099 (i)		$13	18
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	300	285
2.625% due 04/28/2025 (l)		639	634
7.677% due 01/18/2028 •		100	95
8.000% due 01/22/2030 •		390	392
8.500% due 09/10/2030 •		200	201
10.500% due 07/23/2029		634	677
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	100	26
Barclays PLC 6.490% due 09/13/2029 •		$400	397

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

CBRE Services, Inc. 5.950% due 08/15/2034 (l)		1,200	1,133
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 ^(c)(d)	EUR	130	93
Credit Suisse AG AT1 Claim ^		$200	21
Hestia Re Ltd. 14.946% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		250	244
Sanders Re Ltd. 17.196% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		250	197
SVB Financial Group
1.800% due 02/02/2031 ^(d)		280	169
4.345% due 04/29/2028 ^(d)		100	64
4.570% due 04/29/2033 ^(d)		200	127
Uniti Group LP
6.000% due 01/15/2030 (l)		1,127	717
10.500% due 02/15/2028		440	431
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		2,706	1,471

			8,971

INDUSTRIALS 21.5%
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)		83	65
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)		125	98
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		248	194
CGG SA
7.750% due 04/01/2027 (l)	EUR	132	125
8.750% due 04/01/2027 (l)		$1,887	1,690
Citgo Petroleum Corp. 8.375% due 01/15/2029		200	200
DISH DBS Corp. 5.250% due 12/01/2026 (l)		1,800	1,533
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		14	3
Forward Air Corp. 9.500% due 10/15/2031 (b)		200	200
HCA, Inc. 7.500% due 11/15/2095 (l)		300	315
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (l)		2,525	2,246
LifePoint Health, Inc. 11.000% due 10/15/2030 (b)		100	100
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	100	91
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		$1,200	1,036
Odebrecht Oil & Gas Finance Ltd. 0.000% due 10/30/2023 (g)(i)		322	8
Sitio Royalties Operating Partnership LP 7.875% due 11/01/2028 (b)		400	401
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		143	129
5.750% due 09/30/2039 (l)		1,582	1,463
Transocean Aquila Ltd. 8.000% due 09/30/2028 (b)		400	400
U.S. Renal Care, Inc. 10.625% due 06/28/2028		756	507
Valaris Ltd. 8.375% due 04/30/2030		102	102
Vale SA 1.641% due 12/29/2049 ~(i)	BRL	20,000	1,244
Venture Global Calcasieu Pass LLC 4.125% due 08/15/2031		$200	164
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		4,431	4,032

			16,346

UTILITIES 2.7%
FORESEA Holding SA 7.500% due 06/15/2030		239	225
Oi SA 10.000% due 07/27/2025 ^(d)		6,513	446
Pacific Gas & Electric Co. 4.300% due 03/15/2045 (l)		827	561

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

Peru LNG SRL 5.375% due 03/22/2030 (l)		1,000	786

			2,018

Total Corporate Bonds & Notes (Cost $32,692)			27,335

CONVERTIBLE BONDS & NOTES 0.5%
BANKING & FINANCE 0.0%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 ^(c)(d)	EUR	22	15

INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026		$600	364

Total Convertible Bonds & Notes (Cost $624)			379

MUNICIPAL BONDS & NOTES 1.3%
PUERTO RICO 0.4%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		421	219
0.000% due 11/01/2051		192	79

			298

WEST VIRGINIA 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		8,800	694

Total Municipal Bonds & Notes (Cost $1,304)			992

U.S. GOVERNMENT AGENCIES 52.3%
Fannie Mae
0.000% due 06/25/2044 •		224	115
0.571% due 11/25/2049 •(a)		106	11
0.621% due 03/25/2037 •(a)		110	6
0.721% due 11/25/2039 •(a)		106	6
0.871% due 01/25/2038 •(a)		171	10
0.951% due 03/25/2037 •(a)		128	8
0.971% due 12/25/2037 •(a)		154	8
0.981% due 06/25/2037 •(a)		60	3
1.021% due 04/25/2037 •(a)		334	23
1.171% due 11/25/2035 •(a)		23	0
1.371% due 11/25/2036 •(a)		602	51
1.771% due 02/25/2037 •(a)		110	10
3.000% due 04/25/2050 (a)		11,483	1,645
7.000% due 12/25/2023		1	1
8.068% due 12/25/2042 ~		28	28
11.179% due 07/25/2029 •(l)		220	248
Freddie Mac
0.700% due 11/25/2055 ~(a)		5,441	360
0.721% due 05/25/2050 •(a)		1,060	103
1.012% due 03/15/2037 •(a)		281	18
1.142% due 09/15/2036 •(a)		157	10
1.152% due 09/15/2036 •(a)		324	23
10.579% due 10/25/2029 •(l)		250	274
Ginnie Mae 0.661% due 12/20/2048 •(a)		843	64
Ginnie Mae, TBA
3.500% due 10/01/2053		3,300	2,891
4.500% due 11/01/2053		1,700	1,572
Uniform Mortgage-Backed Security 3.500% due 03/01/2048 - 04/01/2048		361	316
Uniform Mortgage-Backed Security, TBA
2.500% due 10/01/2053		150	119
3.000% due 11/01/2053		1,650	1,367
3.500% due 11/01/2053		20,800	17,906
4.000% due 10/01/2053		1,650	1,469
4.500% due 10/01/2053 - 11/01/2053		1,800	1,653
5.500% due 11/01/2053		5,900	5,701
6.000% due 11/01/2053		3,300	3,255
6.500% due 10/01/2053		400	402

Total U.S. Government Agencies (Cost $40,887)			39,676

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.0%
Banc of America Funding Trust
2.371% due 03/20/2036 «~		74	64
3.116% due 12/20/2034 ~		185	134
5.846% due 01/25/2037 ^«~		92	78

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

Banc of America Mortgage Trust 6.000% due 07/25/2046 ^«	1	1
Bear Stearns Adjustable Rate Mortgage Trust 4.216% due 07/25/2036 ^~	79	69
Bear Stearns ALT-A Trust
3.145% due 04/25/2035 «~	76	57
4.162% due 11/25/2035 ^~	56	43
4.598% due 09/25/2035 ^~	63	38
Bear Stearns Asset-Backed Securities Trust 5.638% due 03/25/2036 ^•(l)	1,632	451
Bear Stearns Commercial Mortgage Securities Trust 4.992% due 02/11/2041 ~	123	123
Bear Stearns Structured Products, Inc. Trust
4.335% due 12/26/2046 ^~	145	106
4.710% due 01/26/2036 ^~	240	175
CBA Commercial Small Balance Commercial Mortgage 6.040% due 01/25/2039 ^þ	96	87
CD Mortgage Trust 5.688% due 10/15/2048	63	55
Chevy Chase Funding LLC Mortgage-Backed Certificates
5.738% due 08/25/2035 «•	28	25
6.118% due 10/25/2034 «•	2	2
Citigroup Commercial Mortgage Trust 5.617% due 12/10/2049 ~(l)	296	201
Citigroup Mortgage Loan Trust
4.524% due 03/25/2037 ^«~	51	49
4.887% due 11/25/2035 ~(l)	1,034	574
Commercial Mortgage Loan Trust 6.809% due 12/10/2049 ~	266	35
Connecticut Avenue Securities Trust 8.415% due 10/25/2041 •(l)	900	903
Countrywide Alternative Loan Trust
1.716% due 07/25/2036 •(a)	740	99
3.784% due 10/25/2035 ^«~	75	59
3.964% due 02/25/2037 ^~	60	52
4.856% due 07/25/2035 •(l)	393	321
5.500% due 08/25/2034 «	176	160
5.500% due 02/25/2036 ^«	12	7
5.750% due 05/25/2036 ^•(l)	1,181	333
5.914% due 12/25/2046 ^•	44	28
6.094% due 10/25/2035 •	418	292
6.250% due 09/25/2034 «	27	25
6.500% due 08/25/2036 ^(l)	992	316
Countrywide Home Loan Mortgage Pass-Through Trust
3.659% due 03/25/2037 ^~	215	171
3.710% due 10/20/2035 «~	8	8
4.382% due 10/20/2035 ^~	63	58
4.701% due 10/20/2035 ^«~	28	27
5.500% due 08/25/2035 ^«	11	6
5.914% due 03/25/2036 •	97	85
6.214% due 02/25/2035 •	48	40
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.000% due 11/25/2036 «	93	76
Extended Stay America Trust 9.146% due 07/15/2038 •(l)	950	927
First Horizon Alternative Mortgage Securities Trust 5.501% due 11/25/2036 ^~	141	98
First Horizon Mortgage Pass-Through Trust 4.093% due 01/25/2037 ^~	168	92
Freddie Mac 12.815% due 10/25/2041 •(l)	1,200	1,238
GSR Mortgage Loan Trust 3.864% due 04/25/2035 «~	62	55
HarborView Mortgage Loan Trust
3.412% due 11/19/2034 «~	37	27
4.685% due 08/19/2036 ^«~	2	2
5.525% due 02/25/2036 ^«~	15	5
6.042% due 04/19/2034 «•	3	3
HSI Asset Loan Obligation Trust 4.339% due 01/25/2037 ^~	102	70
IndyMac INDX Mortgage Loan Trust
3.088% due 06/25/2037 ^~	276	234
5.974% due 06/25/2037 ^•	456	532
5.994% due 03/25/2035 «•	3	3
JP Morgan Mortgage Trust
4.292% due 04/25/2037 ^«~	151	116
5.500% due 01/25/2036 ^	25	11
MASTR Adjustable Rate Mortgages Trust
4.341% due 10/25/2034 ~	56	50
4.871% due 11/25/2035 ^«~	259	124
Merrill Lynch Alternative Note Asset Trust 5.574% due 01/25/2037 •	623	188
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 5.974% due 07/25/2036 «•	167	61
RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~(l)	868	622

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

Residential Accredit Loans, Inc. Trust
4.508% due 12/26/2034 ^«~		62	55
5.041% due 01/25/2036 ^~		339	245
6.000% due 09/25/2035 ^«		255	84
6.000% due 08/25/2036 ^		101	80
Structured Adjustable Rate Mortgage Loan Trust
3.956% due 04/25/2036 ^~		150	86
4.217% due 09/25/2036 ^~		125	84
4.218% due 09/25/2035 «~		34	21
4.494% due 01/25/2036 ^~		192	100
6.026% due 05/25/2035 ^•(l)		718	502
Structured Asset Mortgage Investments Trust
5.894% due 02/25/2036 •(l)		148	115
5.994% due 02/25/2036 ^•		98	80
SunTrust Adjustable Rate Mortgage Loan Trust 5.342% due 01/25/2037 ^~		32	23
Tharaldson Hotel Portfolio Trust 8.922% due 11/11/2034 •(l)		1,205	1,167
WaMu Mortgage Pass-Through Certificates Trust
3.907% due 12/25/2036 ^~(l)		171	150
4.554% due 07/25/2037 ^~		46	42
Wells Fargo Commercial Mortgage Trust 5.092% due 12/15/2039 ~		1,065	912
Wells Fargo-RBS Commercial Mortgage Trust 0.442% due 12/15/2046 ~(a)(l)		30,000	9

Total Non-Agency Mortgage-Backed Securities (Cost $16,109)			13,646

ASSET-BACKED SECURITIES 7.5%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	250	85
Avoca CLO DAC 0.000% due 07/15/2032 ~		1,000	727
Bear Stearns Asset-Backed Securities Trust 6.500% due 08/25/2036 ^		$518	182
Belle Haven ABS CDO Ltd. 5.780% due 07/05/2046 •		34,966	3
Bombardier Capital Mortgage Securitization Corp. 7.830% due 06/15/2030 ~		1,421	181
Carlyle Global Market Strategies CLO Ltd. 0.000% due 04/17/2031 ~		1,700	340
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	223
0.000% due 01/25/2032 ~		300	117
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$600	216
Carrington Mortgage Loan Trust 5.584% due 08/25/2036 •		35	33
Citigroup Mortgage Loan Trust 5.594% due 01/25/2037 •		125	41
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		364	104
Countrywide Asset-Backed Certificates Trust 6.534% due 09/25/2034 «•		26	23
Lehman XS Trust 4.268% due 05/25/2037 ^«þ		22	19
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		2	32
0.000% due 04/16/2029 «(g)		2	41
0.000% due 07/16/2029 «(g)		2	113
Morgan Stanley ABS Capital, Inc. Trust 5.494% due 05/25/2037 •		50	41
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	311
0.000% due 10/15/2048 «(g)		2	459
0.000% due 02/16/2055 «(g)		0	231
Soundview Home Loan Trust 5.554% due 11/25/2036 •		153	43
South Coast Funding Ltd.
0.454% due 01/06/2041 •		393	72
0.454% due 01/06/2041 •(l)		11,064	2,027
Washington Mutual Asset-Backed Certificates Trust 4.014% due 10/25/2036 •		79	28

Total Asset-Backed Securities (Cost $17,822)			5,692

SOVEREIGN ISSUES 3.3%
Argentina Government International Bond
0.750% due 07/09/2030 þ(l)		512	127
1.000% due 07/09/2029		97	27
3.500% due 07/09/2041 þ(l)		905	235
3.625% due 07/09/2035 þ(l)		563	135
4.250% due 01/09/2038 þ(l)		1,597	470
15.500% due 10/17/2026 (l)	ARS	8,480	2
Autonomous City of Buenos Aires 115.688% (BADLARPP + 3.750%) due 02/22/2028 ~		449	1

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

Provincia de Buenos Aires
105.742% due 04/12/2025 (l)		71,001	81
105.742% due 04/12/2025		8,630	10
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	73	73
3.900% due 01/30/2033		162	167
4.000% due 01/30/2037		127	127
4.200% due 01/30/2042		159	157
Romania Government International Bond 5.500% due 09/18/2028		700	734
Russia Government International Bond 5.625% due 04/04/2042 ^(d)		$200	136
Ukraine Government International Bond 4.375% due 01/27/2032 ^(d)	EUR	89	23
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$4	0
9.250% due 09/15/2027 ^(d)		62	6

Total Sovereign Issues (Cost $4,986)			2,511

		SHARES
COMMON STOCKS 4.9%
COMMUNICATION SERVICES 0.4%
Clear Channel Outdoor Holdings, Inc. (e)		97,913	155
iHeartMedia, Inc. 'A' (e)		22,927	72
iHeartMedia, Inc. 'B' «(e)		17,837	51

			278

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(j)		4,155,237	0

ENERGY 0.0%
Axis Energy Services 'A' «(j)		514	17

FINANCIALS 1.6%
ADLER Group SA «(e)		1,206	1
Banca Monte dei Paschi di Siena SpA (e)		123,500	315
Intelsat Emergence SA «(e)(j)		34,354	921

			1,237

INDUSTRIALS 1.5%
Drillco Holding Lux SA «(e)		13,431	352
Drillco Holding Lux SA «(e)(j)		5,770	152
Neiman Marcus Group Ltd. LLC «(e)(j)		516	70
Sierra Hamilton Holder LLC «(e)(j)		100,456	0
Syniverse Holdings, Inc. «(j)		327,258	296
Voyager Aviation Holdings LLC «(e)		377	0
Westmoreland Mining Holdings «(e)(j)		13,114	151
Westmoreland Mining LLC «(e)(j)		13,229	86

			1,107

REAL ESTATE 0.0%
ADLER Group SA		2,671	1

UTILITIES 1.4%
Windstream Units «(e)		52,536	1,046

Total Common Stocks (Cost $5,590)			3,686

RIGHTS 0.1%
INDUSTRIALS 0.1%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «(e)		3,678	34

Total Rights (Cost $0)			34

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		236	1

INDUSTRIALS 0.0%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «		3,587	33

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

Total Warrants (Cost $763)			34

PREFERRED SECURITIES 3.4%
BANKING & FINANCE 3.4%
AGFC Capital Trust 7.320% (US0003M + 1.750%) due 01/15/2067 ~(l)		1,000,000	529
OCP CLO Ltd. 0.000% due 04/26/2028 (g)		1,400	732
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)(l)		1,315,000	1,281
SVB Financial Group 4.700% due 11/15/2031 ^(d)(i)		11,000	1

			2,543

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «		2,260	0

Total Preferred Securities (Cost $4,184)			2,543

REAL ESTATE INVESTMENT TRUSTS 0.3%
REAL ESTATE 0.3%
CBL & Associates Properties, Inc.		2,842	60
Uniti Group, Inc.		32,667	154

Total Real Estate Investment Trusts (Cost $246)			214

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 21.8%
REPURCHASE AGREEMENTS (k) 20.4%			15,495

ARGENTINA TREASURY BILLS 0.1%
59.807% due 10/18/2023 - 11/23/2023 (f)(g)(h)	ARS	69,321	95

U.S. TREASURY BILLS 1.3%
5.425% due 11/16/2023 - 12/28/2023 (b)(f)(g)(o)		$961	953

Total Short-Term Instruments (Cost $16,579)			16,543

Total Investments in Securities (Cost $162,730)			132,209

Total Investments 174.3% (Cost $162,730)			$132,209
Financial Derivative Instruments (m)(n) 9.4%(Cost or Premiums, net $(300))			7,135
Other Assets and Liabilities, net (83.7)%			(63,476)

Net Assets 100.0%			$75,868

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Axis Energy Services 'A'	07/01/2021	$8	$17	0.02%
Drillco Holding Lux SA	06/08/2023	116	152	0.20
Intelsat Emergence SA	06/19/2017 - 07/03/2023	2,403	921	1.21
Neiman Marcus Group Ltd. LLC	09/25/2020	0	70	0.09
Sierra Hamilton Holder LLC	07/31/2017	25	0	0.00
Steinhoff International Holdings NV	06/30/2023	0	0	0.00
Syniverse Holdings, Inc. 12.500%	05/12/2022 - 05/31/2023	321	296	0.39
Westmoreland Mining Holdings	12/08/2014 - 08/05/2016	367	151	0.20
Westmoreland Mining LLC	06/30/2023	88	86	0.11

$3,328	$1,693	2.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	2.600%	09/29/2023	10/02/2023	$695	U.S. Treasury Notes 5.000% due 08/31/2025	$(709)	$695	$695
SAL	5.300	09/29/2023	10/02/2023	14,800	U.S. Treasury Notes 0.750% due 04/30/2026	(15,133)	14,800	14,807

Total Repurchase Agreements	$(15,842)	$15,495	$15,502

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Amount Borrowed	Payable for Reverse Repurchase Agreements

BPS	5.720%	07/14/2023	10/13/2023	$(1,048)	$(1,062)
6.030	07/10/2023	01/04/2024	(135)	(137)
6.030	07/31/2023	01/29/2024	(404)	(409)
6.060	07/14/2023	01/10/2024	(2,030)	(2,057)
6.410	08/17/2023	02/13/2024	(197)	(199)
6.560	07/13/2023	01/10/2024	(293)	(297)
6.560	08/17/2023	02/13/2024	(225)	(226)
6.660	08/17/2023	02/13/2024	(821)	(828)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

6.860	07/13/2023	01/10/2024	(776)	(788)
BRC	4.250	09/11/2023	12/11/2023	EUR	(1,008)	(1,069)
5.700	07/28/2023	TBD(3)	$(608)	(614)
6.350	07/14/2023	10/13/2023	(516)	(523)
6.700	09/21/2023	01/18/2024	(236)	(236)
6.760	07/21/2023	11/20/2023	(5)	(5)
6.840	08/30/2023	02/26/2024	(292)	(294)
BYR	5.940	09/20/2023	11/20/2023	(228)	(229)
6.010	03/30/2023	10/19/2023	(111)	(115)
CDC	5.760	09/29/2023	01/29/2024	(301)	(301)
6.010	09/11/2023	01/10/2024	(859)	(862)
6.130	07/28/2023	01/24/2024	(1,470)	(1,486)
DBL	4.130	05/10/2023	TBD(3)	EUR	(105)	(113)
6.925	09/15/2023	11/17/2023	$(1,446)	(1,450)
GLM	6.700	08/30/2023	05/24/2024	(1,698)	(1,709)
JML	5.700	09/22/2023	11/03/2023	(210)	(210)
5.750	09/22/2023	11/03/2023	(937)	(938)
JPS	6.220	05/05/2023	11/01/2023	(859)	(881)
RBC	6.380	09/15/2023	01/16/2024	(737)	(740)
TDM	5.650	07/28/2023	TBD(3)	(1,006)	(1,016)
5.720	09/22/2023	11/24/2023	(549)	(550)
UBS	4.100	06/08/2023	TBD(3)	EUR	(235)	(252)
4.100	09/01/2023	TBD(3)	(519)	(551)
5.700	04/17/2023	10/16/2023	$(732)	(751)
5.920	08/03/2023	10/03/2023	(884)	(892)

Total Reverse Repurchase Agreements	$(21,790)

SHORT SALES:
Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (0.9)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2053	$800	$(615)	$(609)
Uniform Mortgage-Backed Security, TBA	4.500	10/13/2052	100	(94)	(92)

Total Short Sales (0.9)%	$(709)	$(701)

(l)	Securities with an aggregate market value of $25,585 and cash of $263 have been pledged as collateral under the terms of master agreements as of September 30, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2023 was $(22,468) at a weighted average interest rate of 5.811%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
PURCHASED OPTIONS:
OPTIONS ON INDICES
Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value

Put - CME S&P 500	$	4,330.000	10/20/2023	168	$8	$124	$555

Total Purchased Options	$124	$555

WRITTEN OPTIONS:
OPTIONS ON INDICES
Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Call - CME S&P 500	$	4,560.000	10/20/2023	168	$8	$(503)	$(15)

Total Written Options	$(503)	$(15)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-Mini S&P 500 Index December Futures	12/2023	177	$38,281	$(1,741)	$0	$(107)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2024	5	$(1,182)	$35	$0	$0
3-Month SOFR Active Contract December Futures	03/2025	1	(239)	6	0	0
3-Month SOFR Active Contract December Futures	03/2026	1	(240)	5	0	0
3-Month SOFR Active Contract June Futures	09/2024	2	(474)	14	0	0
3-Month SOFR Active Contract June Futures	09/2025	2	(479)	10	0	(1)
3-Month SOFR Active Contract March Futures	06/2024	4	(946)	28	0	0
3-Month SOFR Active Contract March Futures	06/2025	2	(478)	10	0	0
3-Month SOFR Active Contract March Futures	06/2026	1	(240)	4	0	0
3-Month SOFR Active Contract September Futures	12/2024	2	(475)	13	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(240)	5	0	0

$130	$0	$(1)

Total Futures Contracts	$(1,611)	$0	$(108)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	600	$123	$293	$416	$6	$0
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Semi-Annual	06/16/2024	$3,000	3	118	121	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024	4,400	(19)	109	90	1	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	3,700	0	101	101	0	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	1,900	0	52	52	0	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	300	0	14	14	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	25,500	(1,032)	(2,316)	(3,348)	18	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028	1,250	(12)	195	183	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	340	(37)	(11)	(48)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030	600	(5)	103	98	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030	4,400	(56)	706	650	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030	500	0	73	73	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030	400	(12)	100	88	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	2,229	(174)	(381)	(555)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	220	(9)	(33)	(42)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	40	0	(4)	(4)	0	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	3,100	101	82	183	0	(5)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	1,500	21	(109)	(88)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2048	1,900	(5)	(403)	(408)	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052	5,400	468	1,876	2,344	0	(17)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	6,000	713	1,636	2,349	0	(19)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025	200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025	200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025	600	0	0	0	0	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025	1,000	0	0	0	0	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025	500	0	0	0	0	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025	500	0	0	0	0	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025	1,000	0	0	0	0	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027	300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027	100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027	100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027	100	0	0	0	0	0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027	300	0	0	0	0	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027	800	0	2	2	1	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(450)	(81)	0	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044	600	(107)	168	61	0	(3)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	6,100	6	(860)	(854)	3	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	1,300	(18)	298	280	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	3,000	(132)	768	636	0	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	800	72	131	203	1	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049	2,700	11	945	956	0	(5)
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	400	48	(264)	(216)	1	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	1,000	171	(676)	(505)	2	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	1,600	11	109	120	0	(5)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	2,700	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024	1,100	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024	1,000	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027	300	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027	400	0	1	1	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032	200	1	0	1	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032	800	3	2	5	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032	500	0	1	1	0	0

Total Swap Agreements	$503	$2,377	$2,880	$48	$(63)

Cash of $1,192 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2023.
(1)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2023	GBP	119	$148	$2	$0
BPS	10/2023	EUR	1,012	1,080	10	0
10/2023	$11,088	EUR	10,464	0	(26)
11/2023	EUR	10,420	$11,056	25	0
11/2023	JPY	2,200	15	1	0
03/2024	$37	IDR	576,901	0	0
CBK	10/2023	PEN	4	$1	0	0
10/2023	$132	EUR	122	0	(3)
11/2023	CHF	50	$58	3	0
11/2023	PEN	71	19	0	0
GLM	11/2023	CHF	80	92	4	0
03/2024	$50	IDR	773,642	0	0
JPM	11/2023	JPY	19,800	$139	5	0
12/2023	TWD	2,438	77	1	0
MBC	10/2023	CAD	228	169	1	0
10/2023	EUR	9,530	10,301	225	0
10/2023	GBP	948	1,193	36	0
10/2023	$169	CAD	228	0	(1)
10/2023	46	EUR	43	0	0
11/2023	CAD	228	$169	1	0
03/2024	$13	TWD	404	0	0
MYI	10/2023	AUD	8	$5	0	0
11/2023	$335	JPY	48,000	0	(11)
12/2023	TWD	1,239	$39	1	0
03/2024	IDR	4,302,267	279	1	0
03/2024	$167	IDR	2,570,728	0	(1)
RYL	11/2023	JPY	13,200	$92	3	0
11/2023	$160	CHF	140	0	(7)
SCX	12/2023	TWD	1,304	$41	1	0
03/2024	$33	IDR	504,859	0	0
SOG	03/2024	137	TWD	4,308	0	0
TOR	10/2023	1,296	GBP	1,067	6	0
11/2023	GBP	1,067	$1,296	0	(6)
11/2023	JPY	11,867	84	4	0
UAG	10/2023	AUD	33	21	0	0

Total Forward Foreign Currency Contracts	$330	$(55)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Reference Obligation			Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033			6.250%	Monthly	07/25/2033	$91	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Reference Entity		Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «		4.650%	Quarterly	06/30/2029	0.033%	$400	$0	$18	$18	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Index/Tranches			Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	ABX.HE.AA.6-1 Index «			0.320%	Monthly	07/25/2045	$731	$(146)	$90	$0	$(56)
	ABX.HE.PENAAA.7-1 Index «			0.090	Monthly	08/25/2037	488	(278)	237	0	(41)

								$(424)	$327	$0	$(97)

TOTAL RETURN SWAPS ON EQUITY INDICES
										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

JPM	Receive	NDDUEAFE Index	79	5.300% (1-Month USD-LIBOR less a specified spread)	Monthly	05/08/2024	$557	$0	$(2)	$0	$(2)
MYI	Receive	NDDUEAFE Index	5,366	5.310% (1-Month USD-LIBOR less a specified spread)	Maturity	11/15/2023	29,947	0	6,524	6,524	0

								$0	$6,522	$6,524	$(2)

Total Swap Agreements								$(424)	$6,867	$6,542	$(99)

(o)

Securities with an aggregate market value of $229 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 09/30/2023

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,149	$5,775	$18,924
Corporate Bonds & Notes
Banking & Finance	0	7,500	1,471	8,971
Industrials	100	16,246	0	16,346
Utilities	0	2,018	0	2,018
Convertible Bonds & Notes
Banking & Finance	0	15	0	15
Industrials	0	364	0	364
Municipal Bonds & Notes
Puerto Rico	0	298	0	298
West Virginia	0	694	0	694
U.S. Government Agencies	0	39,676	0	39,676
Non-Agency Mortgage-Backed Securities	0	12,446	1,200	13,646
Asset-Backed Securities	0	4,463	1,229	5,692
Sovereign Issues	0	2,511	0	2,511
Common Stocks
Communication Services	227	0	51	278
Energy	0	0	17	17
Financials	315	0	922	1,237
Industrials	0	0	1,107	1,107
Real Estate	1	0	0	1
Utilities	0	0	1,046	1,046
Rights
Industrials	0	0	34	34
Warrants
Financials	0	0	1	1
Industrials	0	0	33	33
Preferred Securities
Banking & Finance	0	2,543	0	2,543
Real Estate Investment Trusts
Real Estate	214	0	0	214
Short-Term Instruments
Repurchase Agreements	0	15,495	0	15,495
Argentina Treasury Bills	0	95	0	95
U.S. Treasury Bills	0	953	0	953

Total Investments	$857	$118,466	$12,886	$132,209

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(701)	$0	$(701)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	555	48	0	603
Over the counter	0	6,854	18	6,872

$555	$6,902	$18	$7,475
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(122)	(64)	0	(186)
Over the counter	0	(57)	(97)	(154)

$(122)	$(121)	$(97)	$(340)

Total Financial Derivative Instruments	$433	$6,781	$(79)	$7,135

Totals	$1,290	$124,546	$12,807	$138,643

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2023:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2023 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$8,723	$1	$(212)	$72	$7	$(557)	$5	$(2,264)	$5,775	$34
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	1,471	0	1,471	0
Utilities	213	0	0	0	0	12	0	(225)	0	0
Non-Agency Mortgage-Backed Securities	1,250	0	(30)	6	7	(33)	0	0	1,200	(34)
Asset-Backed Securities	1,396	0	(2)	1	0	(166)	0	0	1,229	(167)
Common Stocks
Communication Services	58	0	0	0	0	(7)	0	0	51	(7)
Energy	15	0	0	0	0	2	0	0	17	2

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2023 (Unaudited)

Financials	789	0	0	0	0	133	0	0	922	133
Industrials	1,000	0	0	0	0	107	0	0	1,107	212
Utilities	0	403	0	0	0	643	0	0	1,046	643
Rights
Industrials(3)	18	0	0	0	0	16	0	0	34	16
Warrants
Financials	0	0	0	0	0	1	0	0	1	1
Industrials	26	0	0	0	0	7	0	0	33	7
Information Technology	805	0	(403)	0	0	(402)	0	0	0	0
Preferred Securities
Industrials	545	0	0	0	0	(545)	0	0	0	0

	$14,838	$404	$(647)	$79	$14	$(789)	$1,476	$(2,489)	$12,886	$840
Financial Derivative Instruments - Assets
Over the counter	$17	$0	$0	$0	$0	$1	$0	$0	$18	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(128)	$139	$(74)	$0	$(59)	$25	$0	$0	$(97)	$30

Totals	$14,727	$543	$(721)	$79	$(45)	$(763)	$1,476	$(2,489)	$12,807	$870

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2023	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$1,953	Comparable Multiple			EBITDA Multiple		X/X	11.000/10.000	—
		1,721	Discounted Cash Flow			Discount Rate			9.510 – 26.560	20.630
		197	Expected Recovery			Recovery Rate			100.000	—
		1,904	Third Party Vendor			Broker Quote			72.500 – 99.750	99.676
Corporate Bonds & Notes
Banking & Finance		1,471	Expected Recovery			Recovery Rate			54.375	—
Non-Agency Mortgage-Backed Securities		1,200	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Asset-Backed Securities		1,186	Discounted Cash Flow			Discount Rate			10.000 – 14.000	12.076
		43	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Common Stocks
Communication Services		51	Reference Instrument			Stock Price w/Liquidity Discount			10.000	—
Energy		17	Comparable Companies			EBITDA Multiple		X	3.740	—
Financials		921	Indicative Market Quotation/Comparable Companies			Broker Quote/EBITDA Multiple		$/X	22.500/4.000	—
		1	Option Pricing Model			Volatility			59.400	—
Industrials		70	Comparable Multiple/Discounted Cash Flow			Revenue Multiple/EBITDA Multiple/Discount Rate		X/X /%	0.530/5.780/10.500	—
		296	Discounted Cash Flow			Discount Rate			15.620	—
		741	Indicative Market Quotation			Broker Quote			$6.500 – 26.250	20.955
									—	—
Utilities		1,046	Comparable Companies			EBITDA Multiple		X	5.000	—
Rights
Industrials		34	Discounted Cash Flow			Discount Rate			2.750	—
Warrants
Financials		1	Option Pricing			Volatility			40.000	—
Industrials		33	Indicative Market Quotation			Discount Rate			2.750	—
Financial Derivative Instruments - Assets
Over the counter		18	Indicative Market Quotation			Broker Quote			3.271	—
Financial Derivative Instruments - Liabilities
Over the counter		(97)	Indicative Market Quotation			Broker Quote			91.500 – 92.500	92.076

Total		$12,807

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Sector type updated from Financials to Industrials since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expect to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RYL	NatWest Markets Plc
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CDC	Natixis Securities Americas LLC	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank
CDI	Natixis Singapore	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
DBL	Deutsche Bank AG London	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso
AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
CHF	Swiss Franc

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
BADLARPP	Argentina Badlar Floating Rate Notes	NDDUEAFE	MSCI EAFE Index	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	PRIME	Daily US Prime Rate	US0003M	ICE 3-Month USD LIBOR
LIBOR01M	1 Month USD-LIBOR	S&P 500	Standard & Poor's 500 Index

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BRL-CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"